                         SECURITIES EXCHANGE AND COMMISSION

                              WASHINGTON, D. C.  20549

                                      FORM 8-K

                                   CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  February 3, 1999

                                 ZITEL CORPORATION
               (Exact name of registrant as specified in its charter)

                                     CALIFORNIA
                   (State or other jurisdiction of incorporation)

                 0-12194                               94-2566313
          (Commission File No.)            (IRS Employer Identification No.)


                               47211 BAYSIDE PARKWAY,
                           FREMONT, CALIFORNIA 94538-6517
               (Address of principal executive offices and zip code)

         Registrant's telephone number, including area code: (510) 440-9600

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ITEM 5.   OTHER EVENTS

     A.   PLACEMENT OF DEBENTURES

     On February 3, 1999, Zitel Corporation (the "Company") completed the private placement of $5,000,000 in principal amount of 3% Convertible Subordinated Debentures due February 2, 2000 (the "Debentures") and five year Common Stock Purchase Warrants covering 75,000 shares of the Company's Common Stock (the "Common Stock") to a small number of institutional investors in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"). The Debentures are convertible into the number of shares of Common Stock equal to the amount of principal and accrued interest being converted divided by the Conversion Price. The Conversion Price will be equal to 90% of the average closing bid prices of the Common Stock for each of the ten trading days immediately following, but not including the February 3, 1999 closing date of the placement. There may be an adjustment to the Conversion Price in the event that the lesser of 90% of the average of the closing bid prices of the Common Stock for the twenty consecutive trading days preceding but not including: (a) the 60 calendar day anniversary of the closing date; or (b) the 45 calendar day anniversary of the effective date of a registration statement under the Securities Act registering the resale of the shares of Common Stock issuable upon conversion of the Debentures and exercise of the Warrants is less than the Conversion Price, then that lesser price so calculated shall thereafter be the Conversion Price; there may be an interim adjustment of the Conversion Price on the earlier to occur of the dates specified in clauses (a) and (b) above. The Conversion Price and number of shares subject to the Debentures and Warrants are subject to adjustment in the event of certain reorganizations and distributions by the Company and to formula antidilution protection upon certain sales of Common Stock or Common Stock equivalents at prices less than the Conversion Price or then the current market of the Common Stock. The Debentures also provide for certain additional rights in the event that, prior to the later of the 45 day anniversary of the closing date or the effective date of a registration statement, the closing bid price of the Common Stock for five consecutive trading days is less than 50% of 111.11% of the original Conversion Price. The exercise price of the Warrants is equal to 130% of the Conversion Price.

     All Debentures outstanding on February 2, 2000 will convert automatically, provided certain conditions specified in the Debentures are satisfied. The holders of the Debentures have registration rights with respect to the Common Stock as set forth in a Registration Rights Agreement pursuant to which the Company has agreed to register for resale under the Securities Act the Common Stock issuable upon conversion of the Debentures, on or before March 5, 1999.

     The foregoing description does not purport to be complete and is qualified by reference to the definitive agreements filed as Exhibits herewith.

ITEM 7.   EXHIBITS

     (c) The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit Number           Exhibit
                                     2
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               4.1       Form of Convertible Subordinated Debenture

               4.2       Form of Common Stock Purchase Warrant

               4.3       Registration Rights Agreement

               4.4       Securities Purchase Agreement

               4.5       Placement Agency Agreement

     The foregoing is a partial summary of certain terms of the Debentures and Warrants and the rights of the holders. Reference is made to the Exhibits filed with this report for the actual terms of the Debentures, Warrants and such rights.


                                     SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          ZITEL CORPORATION

Dated:  February 16, 1999                 By: Henry C. Harris
                                             ----------------------------------
                                              Henry C. Harris
                                              Chief Financial Officer

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                                   EXHIBIT INDEX

EXHIBIT
NUMBER    DESCRIPTION
------    -----------
4.1       Form of Convertible Subordinated Debenture

4.2       Form of Common Stock Purchase Warrant

4.3       Registration Rights Agreement

4.4       Securities Purchase Agreement

4.5       Placement Agency Agreement

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